UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2025
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

1.01	Entry Into a Material Definitive Agreement	3

2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	4

8.01	Other Events	4

9.01	Financial Statements and Exhibits	4

Item 1.01 Entry Into a Material Definitive Agreement

On August 6, 2025, The E.W. Scripps Company (the “Company”), the subsidiary guarantors named therein (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), entered into an indenture (the “Indenture”), pursuant to which the Company issued $750,000,000 aggregate principal amount of new 9.875% senior secured second lien notes due 2030 (the “Notes”).

The Notes will mature on August 15, 2030, and interest on the Notes is payable semi-annually in arrears on each August 15 and February 15, commencing February 15, 2026, to holders of record on the August 1 and February 1 immediately preceding the related interest payment date, at a rate of 9.875% per annum.

The Notes are guaranteed on a senior secured second lien basis by substantially all of the Company’s domestic subsidiaries and each existing and future material, wholly-owned domestic subsidiary, subject to certain exceptions (including with respect to permitted securitization facility related entities). The Notes and the related guarantees are secured by a second priority lien on substantially all of the assets of the Company and the Guarantors, subject to permitted liens and certain other exceptions (including with respect to accounts receivables and related assets included in a permitted securitization facility) (the “Collateral”).

The Company may redeem up to 40% of the Notes at 109.875% at any time and from time to time prior to August 15, 2027 with an amount not to exceed the net cash proceeds from certain equity offerings; provided at least 50% of the aggregate principal amount of the Notes originally issued on the issue date remains outstanding immediately after any such redemption (unless all Notes are redeemed or repurchased substantially concurrently). At any time and from time to time prior to August 15, 2027, the Company may redeem all or part of the Notes by paying 100% of the principal amount thereof plus a make whole premium as of, and accrued but unpaid interest, if any, to, the date of such redemption. At any time and from time to time on or after August 15, 2027, the Company may redeem the Notes at its option, in whole or in part, at the redemption prices (expressed as a percentage of the principal amount of the Notes) set forth in the Indenture, plus accrued and unpaid interest to the date of such redemption. If a Change of Control (as defined in the Indenture) occurs, the Company will make an offer to each holder of the Notes to repurchase all or any part of that holder’s Notes for cash at a price equal to 101.0% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of purchase.

The Indenture contains covenants that, among other things and subject to certain exceptions, limit the Company’s ability and the ability of its restricted subsidiaries to: (i) incur certain additional debt, (ii) incur certain liens securing debt, (iii) pay certain dividends or make other restricted payments, (iv) make certain investments, (v) make certain asset sales and (vi) enter into certain transactions with affiliates. The Indenture contains customary events of default, including, among other things, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 30% in aggregate principal amount of the then-outstanding Notes to accelerate the amounts due under the Notes.

In connection with the issuance of the Notes, on August 6, 2025, the Company, the other grantors named therein, JPMorgan Chase Bank, N.A., as the administrative agent under the Company’s senior credit facilities, U.S. Bank Trust Company, National Association, as the collateral agent under the indenture governing the Company’s 3.875% senior secured notes due 2029, and the Collateral Agent entered into a junior lien intercreditor agreement (the “Junior Lien Intercreditor Agreement”) providing for the relative priorities of their respective security interests in the Collateral and certain other matters relating to the administration of such security interests. Under the terms of the Junior Lien Intercreditor Agreement, any amounts received by the Collateral Agent or any other secured party in respect of the proceeds of Collateral will be applied to repay the holders of first lien debt (which does not include the Notes) prior to any payment in respect of the Collateral to the holders of the Notes and any other indebtedness of the Issuer and the guarantors that does not constitute first lien debt until such obligations are paid in full.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of 9.875% senior secured second lien note due 2030, which are filed as Exhibit 4.01 and Exhibit 4.02, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On August 6, 2025, the Company redeemed all $426 million aggregate principal amount of its 5.875% Senior Notes due 2027 then outstanding at a redemption price equal to 100.00% of the principal amount outstanding, plus accrued and unpaid interest to, but excluding, the redemption date. Concurrently, the Company pre-paid $205 million aggregate principal amount of its term loan B-2 facility which matures in 2028 at a price equal to 102.000% of the principal amount outstanding, plus accrued and unpaid interest to, but excluding the prepayment date as well as a portion of its revolving credit facilities.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

4.01	Indenture, dated as of August 6, 2025, by and among The E.W. Scripps Company, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent

4.02	Form of 9.875% Senior Note due 2030 (included as Exhibit A in Exhibit 4.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Senior Vice President, Controller
(Principal Accounting Officer)
Dated: August 6, 2025
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